IMAX CORPORATION

EXHIBIT 10.35

AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

AMENDMENT NO. 1, dated as of December 31, 2008, to the Securities Purchase Agreement (the “Agreement”), dated as of May 5, 2008, by and between IMAX Corporation, a corporation incorporated under the federal laws of Canada (the “Company”) and each of the entities appearing on the signature pages hereof and thereof (each, an “Investor” and collectively, the “Investors”). All capitalized terms used and note otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

WHEREAS, the parties entered into the Agreement providing for the sale and purchase of the Securities, all upon the terms and subject to the conditions set forth therein; and

WHEREAS, the parties wish to amend certain terms and conditions of the Agreement;

NOW, THEREFORE, in consideration of the promises and mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Company and the Investors hereby agree as follows:

1.	Section 1.2 is hereby amended to add the following defined term in the appropriate alphabetical position:

““Registration Demand” has the meaning specified in Section 4.2(a) of this Agreement.””

2.	Section 4.2(a) is hereby amended and restated in its entirety:

“upon receipt of a written demand from all of the Investors (the “Registration Demand”), and subject to receipt of necessary information from the Investors, prepare and file with the Commission within 10 days after receipt of the Registration Demand (the “Filing Deadline”), a registration statement (the “Registration Statement”) to enable the resale of the Securities by the Investors from time to time on the Principal Market or in privately-negotiated transactions; provided, however, that for the avoidance of doubt, the Investors may make only one Registration Demand and the Company shall only be required to file one such Registration Statement; provided, further, that the Company may postpone the filing of the Registration Statement in accordance with Section 4.4(c) hereof;”

3.	Section 4.4(c)(i) is hereby amended and restated in its entirety:

“(i) that the filing of the Registration Statement or the continued use by the Investors of the Registration Statement for purposes of effecting offers or sales of the Securities pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any of its proposed material transactions, and”

4.	Except as expressly amended hereby, the terms and conditions of the Agreement shall remain full force and effect.

5.	This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, each of which when executed shall be deemed to be an original, but all of which taken together constitute one and the same agreement.

IN WITNESS WHEREOF, the Company and the Investors have caused this Amendment to be executed as of the date first written above.

IMAX CORPORATION

By:	/s/ RICHARD L. GELFOND
Name:	Richard L. Gelfond
Title:	Co-Chief Executive Officer

K&M DOUGLAS TRUST		JAMES DOUGLAS AND JEAN DOUGLAS IRREVOCABLE DESCENDANTS’ TRUST

By:	/s/ KEVIN DOUGLAS	By:	/s/ KEVIN DOUGLAS
Name:	Kevin Douglas	Name:	Kevin Douglas
Title:	Trustee	Title:	Trustee

By:	/s/ MICHELLE DOUGLAS	By:	/s/ MICHELLE DOUGLAS
Name:	Michelle Douglas	Name:	Michelle Douglas
Title:	Trustee	Title:	Trustee

DOUGLAS FAMILY TRUST		JAMES E. DOUGLAS III

By:	/s/ JAMES DOUGLAS	By:	/s/ JAMES E. DOUGLAS III
Name:	James Douglas
Title:	Trustee

By:	/s/ JEAN DOUGLAS
Name:	Jean Douglas
Title:	Trustee